[LOGO OMITTED] Ridgewood Energy                         W. Greg Tabor
                                                        Executive Vice President
March 7, 2007


El Paso E & P Company, LLP
1001 Louisiana Street
Houston, TX 77002

Attention: Mr. Anthony Wiltz

Re: Offer to Participate-
    ---------------------
    West Cameron Block 75, OCS-G 22505 #2 Well
    Offshore, Louisiana

Gentlemen:

Whereas El Paso E&P Company, L.P. ("EP") is marketing certain working interest participation percentage in the West Cameron Block 75, OCS-G 22505 #2 Well Offshore Louisiana, ("The Well") and has made said working interest available to Ridgewood Energy Corporation ("REC").

Whereas EP is desirous of selling said working interest participation percentage in The Well and REC desires to acquire a specified level of working interest participation percentage in The Well,, REC hereby submits below the terms and conditions of a participation proposal to acquire said working interest and net revenue interest in The Well, and enter into a formal Participation Agreement with EP under the following general terms and conditions:

     1. REC hereby agrees to execute the EP AFE dated January 18, 2007 for the drilling and or plugging and abandonment of The Well in the amount of $42,772,550.00 thereby evidencing agreement to participate and pay 45% of the costs being $19,247,647.00 net to REC. REC's 45% participation level will be capped at 100% of the $42,772,550.00 DHC. At such time as the DHC reach $42,772,550.00 all further REC well costs will be at the 40% working interest participation level.

     2. In return for REC agreeing to participate in The Well and evidencing said participation by executing the above referenced AFE, EP shall immediately but no later than 10 business days upon REC's execution of AFE, convey to REC a 40% operating rights interest in The Well and any production thereof via an MMS acceptable form of assignment and therein EP shall reserve a 1% of 6th/6th ORRI.

     3.   REC's participation rights hereunder shall be strictly governed and


    11700 Old Katy Road, Suite 280, Houston, TX 77079 o T: (281) 293-8449
                               F: (281) 293-7705
              gtabor@ridgewoodenergy.com o www.ridgewoodenergy.com subject to that certain Offshore Operating Agreement dated August 20, 2004 between EL Paso Production Company as Operator and Chevron U.S.A., Inc. and Merit Energy Partners formerly The Houston Exploration Company as Non-operators (the "JOA").

     4. The parties acknowledge the acreage on which The Well is located was previously dedicated to Triton Gathering, LLC and Stingray Pipeline Company, LLC. Accordingly, should The Well be successfully completed and result in production, EP and REC agree, EP will market REC's share of gas production pursuant to the terms provided under the JOA for the term of REC's working interest ownership in The Well. EP will pay REC based on the actual price received at the onshore interconnects with Stingray by EP for the month, net of actual Stingray transport cost incurred, minus $0.17 per mmbtu for as long as EP pays a firm demand charge under its Triton Gathering Agreement then such fee shall be reduced to EP's actual transport charge at Triton. EP shall make payment to REC on the 25th of the month following the month of production via wire transfer.

          EP agrees to timely and formally request and maintain sufficient capacity to enable EP to market REC's share of oil and gas under its Triton Firm Gathering Agreement and its Stingray Pipeline Transport Agreement(s).

     5. EP and REC agree that REC shall be entitled to its proportionate share of Royalty Relief granted to the WC 75 lease block, OCS G22505 by the MMS.

     6.   [PARAGRAPH DELETED] BJB

     7. This offer is subject to all final due diligence by REC. EP shall provide Ridgewood with full and complete access to EP's files, records and data, so that Ridgewood may perform its due diligence review of EP's acquisition, ownership and obligations associated with the lease. Additionally, EP shall provide REC with access to technical data associated with the exploration prospect(s), including seismic, maps, well data and geologic data (including EP's interpretive data), subject however, to all confidentiality and license restrictions.

This foregoing proposal by REC to EP expresses our intent to participate in the above referenced well subject to the terms and conditions stated herein.

Should you wish to accept this offer and the foregoing terms and conditions are acceptable to you, please execute two copies of this letter and return one copy by fax to: (281) 293-7391; and one original to my attention at the letterhead address. Should you have any questions regarding this offer, please contact Randy Bennett at (281) 293-9384 or the undersigned at (281) 293-8449.

This offer to participate by REC is subject to REC's final management approval and shall remain open until the end of business, or 5:00 pm, on Friday, March 9, 2007, after which such time the offer will terminate.

Very truly yours,


/s/ W. G. Tabor
W. Greg Tabor
Executive Vice President



AGREED TO AND ACCEPTED THIS 12th DAY OF March 2007.

BY: /s/ [ILLEGIBLE SIGNATURE]
   --------------------------

TITLE: President
       ---------

                          [SEAL OMMITED]

IN WITNESS WHEREOF, each Party, through its duly authorized agent or representative, has executed this Agreement as of the date indicated below, but effective as of the date first above written.


WITNESSES:                               EL PASO PRODUCTION COMPANY


/s/ [ILLEGIBLE SIGNATURE]                By: /s/ William M. Griffin
-------------------------                    ----------------------
                                             William M. Griffin
/s/ [ILLEGIBLE SIGNATURE]                    Vice President
-------------------------

                                                                  [SEAL OMITTED]

                                         THE HOUSTON EXPLORATION COMPANY


                                         By:
-------------------------                    ----------------------
                                             Tracy Price
                                             Senior Vice President - Land
-------------------------


                                         CHEVRON U.S.A. INC


/s/ [ILLEGIBLE SIGNATURE]                By: /s/ B.G. McCloskey
-------------------------                    ----------------------
                                             B.G. McCloskey
/s/ [ILLEGIBLE SIGNATURE]                    Assistant Secretary
-------------------------


                                         RIDGEWOOD ENERGY CORPORATION


/s/ [ILLEGIBLE SIGNATURE]                BY:  /s/ W. G. Tabor
-------------------------                    ----------------------
                                             W. Greg Tabor *
/s/ [ILLEGIBLE SIGNATURE]                    Executive Vice President
-------------------------



       (Signature Page for Offshore Operating Agreement covering Block 75,
         West Cameron Area, Lease No. OCS-G 22505, Offshore Louisiana)


  *Attached to and made part of that certain Offer to Participate letter dated
     March 7, 2007, between El Paso E&P Company, L.P., and Ridgewood Energy
                                  Corporation.


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

IN WITNESS WHEREOF, each Party, through its duly authorized agent or representative, has executed this Agreement as of the date indicated below, but effective as of the date first above written.


WITNESSES:                               EL PASO PRODUCTION COMPANY


                                         By:
-------------------------                    ----------------------
                                             William M. Griffin
                                             Vice President
-------------------------



                                         THE HOUSTON EXPLORATION COMPANY


/s/ [ILLEGIBLE SIGNATURE]                By: /s/ Tracy Price
-------------------------                    ----------------------
                                             Tracy Price
/s/ [ILLEGIBLE SIGNATURE]                    Senior Vice President - Land
-------------------------



                                         CHEVRON U.S.A. INC


                                         By: /s/ B.G. McCloskey
-------------------------                    ----------------------
                                             B.G. McCloskey
                                             Assistant Secretary
-------------------------



      (Signature Page for Offshore Operating Agreement covering Block 75,
         West Cameron Area, Lease No. OCS-G 22505, Offshore Louisiana)




                                       70